Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
OCTOBER, 1998



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          5.7458%



        Excess Protection Level
          3 Month Average  5.58%
          October, 1998  5.90%
          September, 1998  4.44%
          August, 1998  6.39%


        Cash Yield                                  18.98%


        Investor Charge Offs                        4.98%


        Base Rate                                   8.10%


        Over 35 Day Delinquency                     5.16%


        Seller's Interest                           8.67%


        Total Payment Rate                          14.28%


        Total Principal Balance                     $ 39,561,435,127.71


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 3,431,640,609.22